Summary Prospectus – May 1, 2023
JNL Multi-Manager Alternative Fund
Class A
Class I
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information (“SAI”) and most recent reports to shareholders, online at https://www.jackson.com/fund-literature.html. You can also get this information at no cost by calling 1-800-644-4565 (Annuity and Life Service Center), 1-800-599-5651 (NY Annuity and Life Service Center), 1-800-777-7779 (for contracts purchased through a bank or financial institution) or 1-888-464-7779 (for NY contracts purchased through a bank or financial institution), or by sending an email request to ProspectusRequest@jackson.com.  The current Prospectus and SAI, both dated May 1, 2023, as amended, are incorporated by reference into (which means they legally are a part of) this Summary Prospectus.

Investment Objective.  The investment objective of the Fund is to seek long term growth of capital.
Expenses.  This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund.
The expenses do not reflect the expenses of the variable insurance contracts or the separate account through which you indirectly invest in the Fund, whichever may be applicable, and the total expenses would be higher if they were included.
You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Shareholder Fees
(fees paid directly from your investment)
Not Applicable
Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Class A
Management Fee	1.17%
Distribution and/or Service (12b-1) Fees	0.30%
Other Expenses[1,2,3]	0.69%
Acquired Fund Fees and Expenses[4]	0.03%
Total Annual Fund Operating Expenses	2.19%

[1]	"Other Expenses" include an Administrative Fee of 0.20% which is payable to Jackson National Asset Management, LLC ("JNAM" or "Adviser").
[2]
"Other Expenses" are based on amounts incurred during the period ended December 31, 2022. The amount includes the costs associated with the Fund's short sales on equity securities.  When a cash dividend is declared on a security for which the Fund holds a short position, the Fund incurs the obligation to pay an amount equal to that dividend to the lender of the shorted security.  In addition, the Fund incurs borrowing fees related to short sale transactions.  The annualized ratios of dividend expense on short sales and borrowing fees related to short sales to assets for the period were 0.27%. The Fund's actual dividend expense and borrowing fees on securities sold short in future periods may be significantly higher or lower than the amounts above due to, among other factors, the extent of the Fund's short positions, the actual dividends paid with respect to the securities the Fund sells short, and the actual timing of the Fund's short sale transactions, each of which is expected to vary over time.  The annualized ratios of dividend expense on short sales and borrowing fees related to short sales have been restated to reflect current fees.

[3]
"Other Expenses" are based on amounts incurred during the period ended December 31, 2022. The amount includes financing costs associated with secured borrowings. The annualized ratios of financing costs related to secured borrowings were 0.22%. The Fund's actual financing costs may be significantly higher or lower than the amounts above due to, among other factors, the extent of the Fund's involvement with secured borrowings and the costs associated with those transactions, each of which is expected to vary over time.

[4]
Acquired Fund Fees and Expenses are the indirect expenses of investing in other investment companies.  Accordingly, the expense ratio presented in the Financial Highlights section of the prospectus will not correlate to the Total Annual Fund Operating Expenses disclosed above.

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Class I
Management Fee	1.17%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses[1,2,3]	0.69%
Acquired Fund Fees and Expenses[4]	0.03%
Total Annual Fund Operating Expenses	1.89%

[1]	"Other Expenses" include an Administrative Fee of 0.20% which is payable to Jackson National Asset Management, LLC ("JNAM" or "Adviser").
[2]
"Other Expenses" are based on amounts incurred during the period ended December 31, 2022. The amount includes the costs associated with the Fund's short sales on equity securities.  When a cash dividend is declared on a security for which the Fund holds a short position, the Fund incurs the obligation to pay an amount equal to that dividend to the lender of the shorted security.  In addition, the Fund incurs borrowing fees related to short sale transactions.  The annualized ratios of dividend expense on short sales and borrowing fees related to short sales to assets for the period were 0.27%. The Fund's actual dividend expense and borrowing fees on securities sold short in future periods may be significantly higher or lower than the amounts above due to, among other factors, the extent of the Fund's short positions, the actual dividends paid with respect to the securities the Fund sells short, and the actual timing of the Fund's short sale transactions, each of which is expected to vary over time.  The annualized ratios of dividend expense on short sales and borrowing fees related to short sales have been restated to reflect current fees.

[3]
"Other Expenses" are based on amounts incurred during the period ended December 31, 2022. The amount includes financing costs associated with secured borrowings. The annualized ratios of financing costs related to secured borrowings were 0.22%. The Fund's actual financing costs may be significantly higher or lower than the amounts above due to, among other factors, the extent of the Fund's involvement with secured borrowings and the costs associated with those transactions, each of which is expected to vary over time.

[4]
Acquired Fund Fees and Expenses are the indirect expenses of investing in other investment companies.  Accordingly, the expense ratio presented in the Financial Highlights section of the prospectus will not correlate to the Total Annual Fund Operating Expenses disclosed above.

Expense Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the variable insurance contracts or the separate account through which you indirectly invest in the Fund, whichever may be applicable, and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return; (2) redemption at the end of each time period; and (3) that the Fund operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
JNL Multi-Manager Alternative Fund Class A
1 year	3 years	5 years	10 years
$222	$685	$1,175	$2,524

JNL Multi-Manager Alternative Fund Class I
1 year	3 years	5 years	10 years
$192	$594	$1,021	$2,212

Portfolio Turnover (% of average value of portfolio).  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs.  These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Example above, affect the Fund’s performance.
Period
1/1/2022 - 12/31/2022	117%

Principal Investment Strategies.  The Fund seeks to achieve its investment objective by allocating among a variety of alternative strategies managed by unaffiliated investment managers (“Sub-Advisers”) sometimes referred to as “sleeves.” Each of the Sub-Advisers generally provides day-to-day management for a portion of the Fund’s assets.
Each Sub-Adviser may use different investment strategies in managing Fund assets, acts independently from the others, and uses its own methodology for selecting investments. The Adviser is responsible for identifying and retaining the Sub-Advisers for the selected strategies and for monitoring the services provided by the Sub-Advisers. The Adviser provides qualitative and quantitative supervision as part of its process for selecting and monitoring the Sub-Advisers. The Adviser is also responsible for selecting the Fund’s alternative investment strategies and for determining the amount of Fund assets to allocate to each Sub-Adviser. Based on the Adviser’s ongoing evaluation of the Sub-Advisers, it may adjust allocations among Sub-Advisers.
Below are the principal investment strategies for each sleeve, but the Sub-Advisers may also implement other investment strategies in keeping with their respective sleeve’s objective.
Equity Long/Short Strategies
First Pacific Advisors, LP (“FPA”) pursues a contrarian value strategy that seeks to identify absolute value opportunities across the capital structure, and in a variety of market capitalizations, geographies and sectors with the long-term objective of achieving equity-like rates of return with less risk than the market and avoid permanent impairment of capital. Being contrarian in nature means the management team focuses on out-of-favor companies, does not pay close attention to benchmark weightings and is willing to hold meaningful amounts of cash for prolonged periods if opportunities for investment do not present themselves. FPA seeks “value” in companies whose securities are trading at a substantial discount to FPA’s estimate of their intrinsic value. Investments may include, but are not limited to, common and preferred stock, convertible securities, contingent convertible securities, rights and warrants, corporate and high yield bonds (commonly referred to as “junk bonds”), as well as government debt. In addition, FPA may sell securities short.
Boston Partners Global Investors, Inc. (“Boston Partners”) pursues a multi-faceted strategy that invests in a long-short portfolio of equity securities and financial investments with equity-like characteristics designed to provide exposure to emerging markets.
Generally, the Boston Partners sleeve invests in futures contracts, futures-related instruments, forwards, swaps and options to provide exposure to asset classes including, but not limited to, global developed and emerging equity, fixed-income and currencies (collectively, “Instruments”).  The Fund will also seek to gain exposure to commodity related instruments primarily by investing in JNL Multi-Manager Alternative Fund (Boston Partners) Ltd. (“Subsidiary”), which invests primarily in those futures and swaps (as described more fully below). These Instruments may be used for investment or speculative purposes, hedging or as a substitute for investing in conventional securities.  The Fund may also invest in fixed-income securities, money market instruments, and cash.  There are no geographic limits on the market exposure of the Fund’s assets.  This flexibility allows Sub-Adviser to look for investments or gain exposure to asset classes and markets around the world, including emerging markets, that it believes will enhance the Fund’s ability to meet its objective.
The Fund may invest up to 25% of the value of its total assets in the Subsidiary. The Subsidiary is a wholly owned and controlled subsidiary of the Fund, organized under the laws of the Cayman Islands as an exempted company. Currently, only the sleeve of the Fund managed by Boston Partners is used for investments in the Subsidiary. Generally, the Subsidiary invests primarily in precious metals, commodity futures and swaps on commodity futures, but it may also invest in financial futures, option and swap contracts, fixed-income securities, pooled investment vehicles, including those that are not registered pursuant to the 1940 Act, and other investments intended to serve as margin or collateral for the Subsidiary’s derivative positions. Boston Partners expects to invest the Fund’s assets in the Subsidiary in order to gain exposure to Indian equity markets through the use of equity index and single stock futures contracts. The Fund invests in the Subsidiary in order to gain exposure to the commodities markets within the limitations of the federal tax laws, rules and regulations that apply to regulated investment companies (“RICs”).
Loomis, Sayles & Company, L.P. (“Loomis Sayles”) invests in equity securities of companies of any market capitalization. While the majority of investments will be long, there may be opportunities where the strategy holds short investments. Under normal market conditions, the strategy will maintain long and short investments in equity securities. As a substitute for short investments, the strategy may utilize market hedging strategies consisting of short exposures to indices, sectors or other securities or assets.
Kayne Anderson Rudnick Investment Management, LLC (“KAR”) invests in equity securities and equity-related instruments, in long and short positions of primarily U.S.-listed equity securities of any capitalization. The long investment strategy aims to purchase the stock of issuers deemed by KAR as high-quality companies at attractive valuations. KAR defines “high-quality” companies to include a durable competitive advantage, strong management team, and reasonable capital structure. The short investment strategy aims to sell short the stock of low-quality companies whose share price KAR expects to drop because it does not accurately reflect the poor fundamentals of the business. KAR defines “low-quality” companies to include an erratic or mediocre financial performance, poor history of capital allocation, a flawed business model and/or an aggressive capital structure.
Event Driven and Merger Arbitrage Strategy
Westchester Capital Management, LLC (“Westchester”) employs a merger arbitrage strategy (“Merger Arbitrage Strategy”) that invests in the common stock, preferred stock, corporate debt, derivatives, total return swaps and/or contracts for difference and, occasionally, warrants of companies which are involved in publicly announced mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations and other corporate reorganizations. The Fund may also invest in special purpose acquisition companies, a form of investment vehicle typically formed for the purpose of acquiring an operating business.  Although a variety of strategies may be employed depending upon the nature of the reorganizations selected for investment, the simplest form of merger-arbitrage activity involves purchasing the shares of an announced acquisition target at a discount to their expected value upon completion of the acquisition.
Relative Value Strategies
DoubleLine Capital LP (“DoubleLine”) employs an opportunistic income strategy by allocating investments to fixed-income instruments and other investments with no limit on the duration of the strategy. DoubleLine may invest in, without limitation, asset-backed securities; domestic and foreign corporate bonds, including high-yield bonds; municipal bonds; bonds or other obligations issued by domestic or foreign governments, including emerging markets countries; real estate investment trust (“REIT”) debt securities; and mortgage-related securities. When investing in mortgage-related securities, DoubleLine may invest in obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government; collateralized mortgage obligations (“CMOs”) issued by domestic or foreign private issuers that represent an interest in or are collateralized by mortgage related securities issued by agencies or instrumentalities of the U.S. Government; commercial mortgage backed securities (“CMBS”); obligations issued by private issuers that represent an interest in or are collateralized by whole mortgage loans or mortgage related securities without a government guarantee but typically with some form of private credit enhancement; “interest only” and “principal only” stripped mortgage securities; inverse floating rate securities; and debt or equity tranches of collateralized debt obligations collateralized by mortgage related securities.
Lazard Asset Management LLC (“Lazard”) invests in convertible securities, contingent convertible securities, preferred securities, equity, and debt, with the objective of current income, long-term capital appreciation and principal protection. Lazard’s Portfolio Management Team constructs a diversified portfolio of convertible securities, contingent convertible securities, preferred stocks, equity, and debt that have been evaluated on relative valuation and risk attributes. Lazard may use over-the-counter total return swaps as part of its investment strategy.
Global Macro Strategy
Western Asset Management Company, LLC (“Western Asset”) focuses under normal circumstances seeking to achieve its investment objective by implementing an opportunistic investing strategy. Western Asset attempts to identify and capitalize on attractive relative-value opportunities principally in fixed-income markets around the globe by investing in a variety of securities and other instruments. The strategy invests in fixed-income securities, up to 50% below investment-grade and up to 50% in un-hedged non-U.S. investments, and may also invest up to 50% emerging markets, including China.
The Fund may invest in securities and other financial instruments of companies of any market capitalization. The Fund may invest in securities and other financial instruments available in and which have exposure to both U.S. and non-U.S. markets, including emerging markets, which can be U.S. dollar-denominated or non-U.S. dollar-denominated and may be currency hedged or un-hedged. The Fund may invest in corporate loans.
The Fund may invest in derivatives transactions such as options, futures contracts or swap agreements, including credit default swaps. The Fund’s derivative exposure will vary from time to time depending upon market conditions, inflows and outflows of investments in the Fund and other factors considered by the Sub-Advisers from time to time.
An “emerging market country” is a country that, at the time of investment, is classified as an emerging or developing country by any supranational organization such as an institution in the World Bank Group or the United Nations, or similar entity, or is considered an emerging market country for purposes of constructing a major emerging market securities index.
The Fund (all sleeves collectively) may invest up to 15% of its net assets in illiquid investments that are assets. The Fund considers investments in private equity securities and hedge funds as illiquid investments.
Principal Risks of Investing in the Fund.  An investment in the Fund is not guaranteed. (In the descriptions of risks related to investments in commodities - except those describing U.S. federal income tax risks - references to the "Fund" include the Subsidiary as well.)  As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund. The principal risks associated with investing in the Fund include:
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Market risk – Portfolio securities may decline in value due to factors affecting securities markets generally, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment, public health issues, including widespread disease and virus epidemics or pandemics such as the coronavirus (COVID-19) pandemic, war, terrorism or natural disasters, among others. Adverse market conditions may be prolonged and may not have the same impact on all types of securities.  The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole.

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Equity securities risk – Common and preferred stocks represent equity ownership in a company.  Stock markets are volatile, and equity securities generally have greater price volatility than fixed-income securities.  The price of equity or equity-related securities will fluctuate and can decline and reduce the value of a portfolio investing in equity or equity-related securities.  The value of equity or equity-related securities purchased or held by the Fund could decline if the financial condition of the companies the Fund invests in decline or if overall market and economic conditions deteriorate.  They may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry.  In addition, they may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.

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Short sales risk – A short sale may be effected by selling a security that the Fund does not own.  If the price of the security sold short increases, the Fund would incur a loss; conversely, if the price declines, the Fund will realize a gain. The Fund may take a short position in securities or in a derivative instrument, such as a future, forward or swap. Short sales involve greater reliance on the investment manager’s ability to accurately anticipate the future value of an instrument, potentially higher transaction and other costs (that will reduce potential Fund gains and increase potential Fund losses), and imperfect correlation between the actual and desired level of exposure.  Because the Fund’s potential loss on a short position arises from increases in the value of the asset sold short, the extent of such loss, like the price of the asset sold short, is theoretically unlimited.  By investing the proceeds received from selling securities short, the Fund could be deemed to be employing a form of leverage, which creates special risks.  The Fund’s long positions could decline in value at the same time that the value of the short positions increase, thereby increasing the Fund’s overall potential for loss to a greater extent than would occur without the use of leverage. Short positions typically involve increased liquidity risk and transaction costs, and the risk that the third party to the short sale may fail to honor its contract terms.

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Mid-capitalization and small-capitalization investing risk – The securities of mid-capitalization and small-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable a Fund to effect sales at an advantageous time or without a substantial drop in price. Both mid-capitalization and small-capitalization companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of a Fund’s portfolio. Generally, the smaller the company size, the greater these risks become.

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Large-capitalization investing risk – Large-capitalization stocks as a group could fall out of favor with the market, which may cause the Fund to underperform funds that focus on other types of stocks.

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Investment style risk – The returns from a certain investment style may be lower than the returns from the overall stock market. Value stocks may not increase in price if other investors fail to recognize the company’s value or the factors that are expected to increase the price of the security do not occur. Growth stock prices frequently reflect projections of future earnings or revenues, and if earnings growth expectations are not met, their stock prices will likely fall, which may reduce the value of a Fund’s investment in those stocks.  Over market cycles, different investment styles may sometimes outperform other investment styles (for example, growth investing may outperform value investing).

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Emerging markets and less developed countries risk – Emerging market and less developed countries generally are located in Asia, the Middle East, Eastern Europe, Central and South America and Africa.  Investments in, or exposure to, securities that are tied economically to emerging market and less developed countries are subject to all of the risks of investments in, or exposure to, foreign securities, generally to a greater extent than in developed markets, among other risks.  Investments in securities that are tied economically to emerging markets involve greater risk from economic and political systems that typically are less developed, and likely to be less stable, than those in more advanced countries.  The Fund also will be subject to the risk of adverse foreign currency rate fluctuations.  Emerging market and less developed countries may also have economies that are predominantly based on only a few industries or dependent on revenues from particular commodities. The risks of nationalization, expropriation or other confiscation of assets of non-U.S. issuers is also greater in emerging and less developed countries. As a result of these risks, investments in securities tied economically to emerging markets tend to be more volatile than investments in securities of developed countries.

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Foreign securities risk – Investments in, or exposure to, foreign securities involve risks not typically associated with U.S. investments. These risks include, among others, adverse fluctuations in foreign currency values, possible imposition of foreign withholding or other taxes on income payable on the securities, as well as adverse political, social and economic developments, such as political upheaval, acts of terrorism, financial troubles, sanctions or the threat of new or modified sanctions, or natural disasters. Many foreign securities markets, especially those in emerging market countries, are less stable, smaller, less liquid, and less regulated than U.S. securities markets, and the costs of trading in those markets is often higher than in U.S. securities markets. There may also be less publicly available information about issuers of foreign securities compared to issuers of U.S. securities. In addition, the economies of certain foreign markets may not compare favorably with the economy of the United States with respect to issues such as growth of gross national product, reinvestment of capital, resources and balance of payments position.

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Issuer risk – The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole.  A security’s value may decline for reasons that directly relate to the issuer, such as management performance, corporate governance, financial leverage and reduced demand for the issuer’s goods or services.

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Fixed-income risk – The price of fixed-income securities responds to economic developments, particularly interest rate changes, as well as to perceptions about the credit risk of individual issuers.  Rising interest rates generally will cause the price of bonds and other fixed-income debt securities to fall.  Falling interest rates may cause an issuer to redeem, call or refinance a security before its stated maturity, which may result in the Fund having to reinvest the proceeds in lower yielding securities.  Bonds and other fixed-income debt securities are subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a fixed-income security will fail to make timely payments of principal or interest and the security will go into default.

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Interest rate risk – When interest rates increase, fixed-income securities generally will decline in value.  Long-term fixed income securities normally have more price volatility than short-term fixed income securities. The value of certain equity investments, such as utilities and real estate-related securities, may also be sensitive to interest rate changes.

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Credit risk – Credit risk is the actual or perceived risk that the issuer of a bond, borrower, guarantor, counterparty, or other entity responsible for payment will not pay interest and principal payments when due. The price of a debt instrument can decline in response to changes in the financial condition of the issuer, borrower, guarantor, counterparty, or other entity responsible for payment. The Fund could lose money if the issuer or guarantor of a fixed-income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations.

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Event driven and special situations risk – At times, the Fund may seek to benefit from what are considered “special situations,” such as mergers, acquisitions, consolidations, liquidations, spin-offs, tender or exchange offers, reorganizations, restructurings or other unusual events that are expected to affect a particular issuer.  Such special situations may involve so-called “distressed companies,” the debt obligations of which typically are unrated, lower-rated, in default or close to default.  Also, securities of distressed companies are generally more likely to become worthless.  There is a risk that the expected change or event might not occur, which could cause the price of the security to fall, perhaps sharply.

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High-yield bonds, lower-rated bonds, and unrated securities risk – High-yield bonds, lower-rated bonds, and unrated securities are broadly referred to as “junk bonds,” and are considered below “investment-grade” by national ratings agencies.  Junk bonds are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. As a result, an investment in junk bonds is considered speculative. High-yield bonds may be subject to liquidity risk, and the Fund may not be able to sell a high-yield bond at the price at which it is currently valued.

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Corporate loan, sovereign entity loan, and bank loan risk – Commercial banks, sovereign entities, and other financial institutions or institutional investors make corporate loans to companies or sovereign entities that need capital to grow, restructure, or for infrastructure projects. These instruments are commonly referred to as “loans” or “bank loans.” Borrowers generally pay interest on corporate loans at “floating” rates that change in response to changes in market interest rates such as the London Interbank Offered Rate (“LIBOR”) or the Secured Overnight Financing Rate ("SOFR") or the prime rates of U.S. banks. As a result, the value of such loan investments is generally less exposed to the adverse effects of interest rate fluctuations than investments that pay a fixed rate of interest.  However, the market for certain loans may not be sufficiently liquid, and the Fund may have difficulty selling them. It may take longer than seven days for transactions in loans to settle. As a result, sale proceeds related to the sale of loans may not be available to make additional investments until a substantial period after the sale of the loans. Certain loans may be classified as “illiquid” securities.  Additionally, because a loan may not be considered a security, the Fund may not be afforded the same legal protections afforded securities under federal securities laws. Thus, the Fund generally must rely on contractual provisions in the loan agreement and common-law fraud protections under applicable state law.

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Convertible securities risk – Convertible securities have investment characteristics of both equity and debt securities.  Investments in convertible securities may be subject to market risk, credit and counterparty risk, interest rate risk and other risks associated with investments in equity and debt securities, depending on the price of the underlying security and conversion price.  While equity securities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility.  The value of convertible and debt securities may fall when interest rates rise.  Securities with longer durations tend to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations.  Due to their hybrid nature, convertible securities are typically more sensitive to changes in interest rates than the underlying common stock, but less sensitive than a fixed rate corporate bond.

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Contingent convertible securities risk – Contingent convertible securities (“CoCos”) are a form of hybrid fixed-income instrument. They are subordinated instruments that are designed to behave like bonds or preferred equity in times of economic health for the issuer, yet absorb losses when a pre-determined “trigger event” affecting the issuer occurs. CoCos are either convertible into equity at a predetermined share price or written down if a pre-specified trigger event occurs (in certain circumstances, the value may be written down to zero). Trigger events vary by individual security and are defined by the documents governing the contingent convertible security. The triggers are generally linked to regulatory capital thresholds or regulatory actions calling into question the issuing banking institution’s continued viability as a going-concern. CoCos’ unique equity conversion or principal write-down features are tailored to the issuing banking institution and its regulatory requirements.  If the CoCos are converted into the issuer’s underlying equity securities following a conversion event (i.e., a “trigger”), each holder will be subordinated due to their conversion from being the holder of a debt instrument to being the holder of an equity instrument.

•	Investments in IPOs risk – IPOs issued by unseasoned companies with little or no operating history are risky and highly volatile.
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Depositary receipts risk – Depositary receipts, such as American depositary receipts ("ADRs"), global depositary receipts ("GDRs"), and European depositary receipts ("EDRs"), may be issued in sponsored or un-sponsored programs. They may be traded in the over-the-counter (“OTC”) market or on a regional exchange, or may otherwise have limited liquidity. The prices of depositary receipts may differ from the prices of securities upon which they are based. In a sponsored program, a security issuer has made arrangements to have its securities traded in the form of depositary receipts.  In an un-sponsored program, the issuer may not be directly involved in the creation of the program. Holders of un-sponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services.   Depositary receipts involve many of the same risks as direct investments in foreign securities.  These risks include: fluctuations in currency exchange rates, which are affected by international balances of payments and other economic and financial conditions; government intervention; and speculation.  With respect to certain foreign countries, there is the possibility of expropriation or nationalization of assets, confiscatory taxation, political and social upheaval, and economic instability.  Investments in depositary receipts that are exchange traded or OTC may also subject the Fund to liquidity risk. This risk is enhanced in connection with OTC depositary receipts.

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Allocation risk – The Fund’s ability to achieve its investment objective depends upon the investment manager’s analysis of such factors as macroeconomic trends, outlooks for various industries and asset class valuations, and its ability to select an appropriate mix of asset classes based on its analysis of such factors.  The Fund is subject to the risk of changes in market, investment, and economic conditions in the selection and percentages of allocations.

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Subsidiary risk – By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are generally similar to those that are permitted to be held by its parent Fund without regard to certain U.S. federal income tax rules and are generally subject to the same risks that apply to similar investments held directly by the Fund (see “Commodity-linked derivatives risk,” “Commodities regulatory risk,” and “Commodity risk”). There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act, and, unless otherwise noted in this Prospectus, is not subject to all the investor protections of the 1940 Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are both managed by the Fund’s Adviser and Sub-Adviser, making it unlikely that the Subsidiary will take action contrary to the interests of the Fund and its shareholders. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this Prospectus and the Fund’s SAI and could affect the Fund.

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Portfolio turnover risk – Frequent changes in the securities held by the Fund, including investments made on a shorter-term basis or in derivative instruments or in instruments with a maturity of one year or less at the time of acquisition, may increase transaction costs, which may reduce performance.

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Special purpose acquisition companies risk – The Fund may invest in stock of, warrants to purchase stock of, and other interests in special purpose acquisition companies or similar special purpose entities that pool funds to seek potential acquisition opportunities (collectively, “SPACs”). Because SPACs and similar entities have no operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices.

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LIBOR replacement risk – The Fund’s payment obligations, financing terms and investments in certain instruments (including debt securities and derivatives) may be tied to floating rates, including the London Interbank Offered Rate (“LIBOR”). In 2017, the UK Financial Conduct Authority (“FCA”) announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and will cease publication of the remaining U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies (e.g., the Secured Overnight Financing Rate ("SOFR") for U.S. dollar LIBOR and the Sterling Overnight Index Average Rate for GBP LIBOR), and the Alternative Reference Rates Committee formally recommended CME Group’s term SOFR for certain products. In December 2022, the Federal Reserve Board adopted a final rule that implements the Adjustable Interest Rate (LIBOR) Act identifying SOFR-based rates as replacement rates to LIBOR in certain financial contracts that do not have clear or practicable provisions for replacing LIBOR after June 30, 2023. While various financial industry groups have been planning for the transition away from LIBOR and markets are developing in response to these new rates, questions around the liquidity of the new rates and how to appropriately adjust these rates to eliminate any economic value transfer at the time of transition remain a significant concern. It is difficult to predict the full impact of the transition away from LIBOR on the Fund. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments prior to the transition to a new benchmark. The transition may also result in a reduction in the value of certain LIBOR-based investments held by the Fund or reduce the effectiveness of related transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses for the Fund. Since the usefulness of LIBOR as a benchmark could also deteriorate during the transition period, effects could occur at any time.

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Swaps risk – Swap agreements are subject to the risks of derivatives, including risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement.  Swap agreements historically have been OTC, two-party contracts entered into primarily by institutional investors for periods typically ranging from a few weeks to more than one year.  In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor.  There are various types of swaps, including but not limited to, total return swaps, credit default swaps and interest rate swaps; all of these and other swaps are derivatives and as such, each is subject to the general risks relating to derivatives described herein.  The Dodd–Frank Act mandated a new regulatory framework for trading swaps in the United States.  For example, certain standardized swaps are now, and others may in the future be, required to be executed on or subject to the rules of specified trading platforms such as designated contract markets or swap execution facilities and cleared by a central counterparty such as a derivatives clearing organization (“DCO”).  Central clearing is intended to reduce the risk of default by the counterparty.  However, central clearing may increase the costs of swap transactions.  There are also risks introduced of a possible default by the central counterparty or by a clearing member or futures commission merchant through which a swap is submitted for clearing.  The process of implementing regulations under the Dodd-Frank Act is ongoing and there may be further changes to the system.

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China risk – The Chinese economy is generally considered an emerging market and can be significantly affected by economic and political conditions and policy in China and surrounding Asian countries. A relatively small number of Chinese companies represents a large portion of China’s total market and thus may be more sensitive to adverse political or economic circumstances and market movements. The economy of China differs, often unfavorably, from the U.S. economy in such respects as structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, allocation of resources and capital reinvestment, among others. Under China’s political and economic system, the central government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership. In addition, expropriation, including nationalization, repatriation of capital, confiscatory taxation, political, economic or social instability or other developments could adversely affect and significantly diminish the values of the Chinese companies in which the Fund invests. The Chinese securities markets are subject to more frequent trading halts and low trading volume, resulting in substantially less liquidity and greater price volatility. These and other factors could have a negative impact on the Fund’s performance and increase the volatility of an investment in the Fund.

Performance.  The performance information shown provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns compared with those of a broad-based securities market index which has investment characteristics similar to those of the Fund. Performance results include the effect of expense waiver/reduction arrangements for some or all of the periods shown. If such arrangements had not been in place, performance for those periods would have been lower. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.
The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance products.  If these amounts were reflected, returns would be less than those shown.
Effective April 27, 2020, the Fund was combined with JNL Institutional Alt 100 Fund, a series of Jackson Variable Series Trust, with the Fund as the surviving Fund. The performance shown is the Fund's historic performance and does not reflect the performance of the JNL Institutional Alt 100 Fund.
Effective April 26, 2021, the Fund was combined with JNL/Boston Partners Global Long Short Equity Fund ("Acquired Fund"), with the Fund as the surviving Fund. The performance shown is the Fund's historic performance and does not reflect the performance of the Acquired Fund.
Annual Total Returns as of December 31

Class A
Best Quarter (ended 6/30/2020): 7.68%; Worst Quarter (ended 3/31/2020): -8.61%

Annual Total Returns as of December 31

Class I
Best Quarter (ended 6/30/2020): 7.73%; Worst Quarter (ended 3/31/2020): -8.56%

Average Annual Total Returns as of 12/31/2022
	1 year	5 year	Life of Fund (April 27, 2015)
JNL Multi-Manager Alternative Fund (Class A)	-10.41%	0.77%	0.95%
Wilshire Liquid Alternative Index (reflects no deduction for fees, expenses, or taxes)	-5.62%	0.82%	0.81%

Average Annual Total Returns as of 12/31/2022
	1 year	5 year	Life of Class (September 25, 2017)
JNL Multi-Manager Alternative Fund (Class I)	-10.20%	1.07%	1.23%
Wilshire Liquid Alternative Index (reflects no deduction for fees, expenses, or taxes)	-5.62%	0.82%	1.08%

Portfolio Management.
Investment Adviser to the Fund:
Jackson National Asset Management, LLC (“JNAM”)
Sub-Advisers:
Boston Partners Global Investors, Inc. ("Boston Partners")
DoubleLine Capital LP ("DoubleLine")
First Pacific Advisors, LP ("FPA")
Kayne Anderson Rudnick Investment Management, LLC ("KAR")
Lazard Asset Management LLC ("Lazard")
Loomis, Sayles & Company, L.P. ("Loomis Sayles")
Westchester Capital Management, LLC ("Westchester")
Western Asset Management Company, LLC ("Western Asset")
Sub-Sub-Adviser:
Western Asset Management Company Pte. Ltd. ("Western Asset Pte. Ltd.")
Portfolio Managers:
Name:	Joined Fund Management Team In:	Title:
William Harding, CFA	April 2015	Senior Vice President, Chief Investment Officer and Portfolio Manager, JNAM
Sean Hynes, CFA, CAIA	April 2015	Assistant Vice President and Portfolio Manager, JNAM
Mark Pliska, CFA	April 2015	Assistant Vice President and Portfolio Manager, JNAM
Joseph F. Feeney, Jr., CFA	April 2017	Chief Executive Officer and Chief Investment Officer, Boston Partners
Paul Korngiebel, CFA*	April 2017	Portfolio Manager, Boston Partners
David Kim	June 2021	Portfolio Manager, Boston Partners
Jeffrey E. Gundlach	August 2018	Chief Executive Officer and Chief Investment Officer, DoubleLine
Jeffrey J. Sherman	August 2018	Deputy Chief Investment Officer, DoubleLine
Mark Landecker, CFA	April 2015	Partner and Portfolio Manager, FPA
Steven Romick, CFA	April 2015	Managing Partner and Portfolio Manager, FPA
Brian A. Selmo, CFA	April 2015	Partner and Portfolio Manager, FPA
Chris Wright, CFA	April 2021	Portfolio Manager and Senior Research Analyst, KAR
Julie Biel, CFA	March 2022	Portfolio Manager and Senior Research Analyst, KAR
Sean H. Reynolds	April 2015	Managing Director, Portfolio Manager/Analyst, Lazard
Frank Bianco, CFA	April 2015	Director, Portfolio Manager/Analyst, Lazard
Aziz V. Hamzaogullari, CFA	April 2018	Portfolio Manager, Loomis Sayles
Roy D. Behren	March 2016	Portfolio Manager, Westchester
Michael T. Shannon	March 2016	Portfolio Manager, Westchester
S. Kenneth Leech	April 2015	Chief Investment Officer, Western Asset
Prashant Chandran	April 2015	Portfolio Manager, Western Asset
* Effective June 30, 2023, Mr. Korngiebel will no longer be a portfolio manager for the Fund.
Purchase and Redemption of Fund Shares
Only separate accounts of Jackson National Life Insurance Company (“Jackson”) or Jackson National Life Insurance Company of New York (“Jackson NY”) and series, including fund of funds, of registered investment companies in which either or both of those insurance companies invest may purchase shares of the Fund. You may invest indirectly in the Fund through your purchase of a variable annuity or life insurance contract issued by a separate account of Jackson or Jackson NY that invests directly, or through a fund of funds, in this Fund.  Any minimum initial or subsequent investment requirements and redemption procedures are governed by the applicable separate account through which you invest indirectly.
This Fund serves as an underlying investment by insurance companies, affiliated investment companies, and retirement plans for funding variable annuity and life insurance contracts and retirement plans.
Tax Information
The Fund expects to be treated as a partnership for U.S. federal income tax purposes, and does not expect to make regular distributions (other than in redemption of Fund shares) to shareholders, which generally are the participating insurance companies investing in the Fund through separate accounts of Jackson or Jackson NY and mutual funds owned directly or indirectly by such separate accounts.  You should consult the prospectus of the appropriate separate account or description of the plan for a discussion of the U.S. federal income tax consequences to you of your contract, policy, or plan.
Payments to Broker-Dealers and Financial Intermediaries
If you invest in the Fund under a variable insurance contract or a plan that offers a variable insurance contract as a plan option through a broker-dealer or other financial intermediary (such as a financial institution), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Website for more information.